Exhibit 99.1

FINAL TRANSCRIPT

FINAL TRANSCRIPT

Please note that [****] indicates portions of this transcript that have been deleted.

Nov. 12. 2007 / 4:30PM, CAMH.OB - Q3 2007 Cambridge Heart, Inc. Earnings Conference Call

CORPORATE PARTICIPANTS

Robert Khederian

Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

Vincenzo LiCausi

Cambridge Heart, Inc. - CFO

Ali Haghighi-Mood

Cambridge Heart, Inc. - EVP COO & CTO

Michael Mirro

Ft. Wayne Cardiology in Indiana - Electrophysiologist

CONFERENCE CALL PARTICIPANTS

Jason Gold

Aurarian Capital - Analyst

Debjit Chattopadhyay

Boenning & Scattergood - Analyst

Rafael Tajada

Leerink Swann - Analyst

Jack Ohwena

Morpheus Investment - Analyst

PRESENTATION

Operator

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Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

[****] Vincenzo will start the call by reviewing our third quarter financials. Then I will provide an update on the business along with information about our co-marketing activities with St. Jude. Vincenzo?

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Nov. 12. 2007 / 4:30PM, CAMH.OB - Q3 2007 Cambridge Heart, Inc. Earnings Conference Call

Vincenzo LiCausi - Cambridge Heart, Inc. - CFO

Thanks, Bob. Total revenue for the third quarter was $2.673 million. This represents a 32% increase compared to total revenue of $2.031million for the same period last year. For the first nine months of 2007 total revenue was $7.915 million, up 52% over the same period in 2006. Year-over-year revenue growth was driven by domestic sales of our Alternans products, which increased 45% and 73% for the three and nine month periods compared to 2006. Total Alternans revenues for the third quarter was up $2.458 million, up $722,000 over the same period last year. For the first nine months of 2007, Alternans revenue totaled $7.002 million up $2.705 million over 2006 and our current install base of Heartwave Systems stands at 750. Gross margin as a percent of revenue for the third quarter was 66% compared to 62% for the same period last year and year-to-date gross margin was 65% compared to 60% in 2006. The increase in gross margin percentage was primarily driven by higher levels of domestic sales, reduction and raw material prices and leveraging fixed manufacturing costs. The loss from operations for the quarter was $1.995 million an increase of $1.069 million compared to $926,000 for the same period last year. For the nine months the operating loss was $7.671 million an increase of $5.457 million compared to the same period last year. Included in the operating loss for the first nine months was 1.3 million of non-cash stock-based compensation expense related to a business development contract which expired on March 31, 2007. The balance of the increase in operating loss was primarily a result of higher selling costs. The build out of the clinical applications group and other G&A related costs.

The net loss for the third quarter of 2007 was $1.803 million or $0.03 per share compared to $818,000 or $0.01per share for the same period last year. For the nine months of this year the net loss was $7.161 million or $0.11per share compared to $8.197 million or $0.14 per share in 2006. Last year’s net loss included $6.3 million charge related to the change in value of the series B warrants outstanding at the time. The company ended the third quarter with $14.2 million of cash and marketable securities. During the quarter cash used by operations totaled $1.690 million. A decrease of $1.025 million over the prior quarter totaling $6.051 million for the nine months. The decrease in cash used in operations was predominantly attributable to the leveling of expenditures related to inventory and hiring of clinical applications specialists. Finally, as of September 30, we had 68.9 million common shares issued and outstanding including the effect of converting the series C preferred stock. In addition, there are options and warrants outstanding to purchase 7.1 million common equivalent shares bringing the fully diluted share count to 76 million. Now I’d like to turn the call back over to Bob.

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

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Ali Haghighi-Mood - Cambridge Heart, Inc. - EVP COO & CTO

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FINAL TRANSCRIPT

Nov. 12. 2007 / 4:30PM, CAMH.OB - Q3 2007 Cambridge Heart, Inc. Earnings Conference Call

FINAL TRANSCRIPT

Nov. 12. 2007 / 4:30PM, CAMH.OB - Q3 2007 Cambridge Heart, Inc. Earnings Conference Call

Michael Mirro - Ft. Wayne Cardiology in Indiana - Electrophysiologist

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FINAL TRANSCRIPT

Nov. 12. 2007 / 4:30PM, CAMH.OB - Q3 2007 Cambridge Heart, Inc. Earnings Conference Call

Ali Haghighi-Mood - Cambridge Heart, Inc. - EVP COO & CTO

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Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

Thank you, Ali. While we are not satisfied with the sales growth over the second quarter, we feel that this is due to the longer than expected timeline to fully implement our collaborative efforts with St. Jude Medical. However, we are seeing progress as St. Jude Medical representatives take a more significant role in the selling process. On the marketing front we continue our co-marketing initiatives including physician referral dinners and educational programs for Allied health professionals. In addition, we have collected several powerful case studies illustrating the clinical utility of MTWA. These case studies are being incorporated into marketing pieces for the Cambridge Heart and St. Jude field sales forces. In light of recent events in the ICD industry, Cambridge Heart and St. Jude Medical believe that the role of MTWA is more important than ever. Events like the recent ICD lead recall, may increase reluctance for physicians and patients who are considering ICD implantation. MTWA is an additional tool to aid clinical decision making and guide appropriate ICD therapy.

Finally, I’d like to update you on two other developments. As previously announced, we have completed our independent board member search and have added two exceptional individuals, Jack McGuire and Keith Serzen, to Cambridge Heart’s board of directors. On the CEO search front, we have interviewed several qualified candidates and are close to making a final decision. As always, our focus will be on execution and driving the business and that success will increase shareholder value. This concludes our prepared comments. Now, I’d like to open the lines for the Q & A session. Michelle?

QUESTIONS AND ANSWERS

Operator

(OPERATOR INSTRUCTIONS) You appear to have no questions at this time.

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

Can we just give it a couple more minutes, please.

Operator

Certainly.

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

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FINAL TRANSCRIPT

Nov. 12. 2007 / 4:30PM, CAMH.OB - Q3 2007 Cambridge Heart, Inc. Earnings Conference Call

Operator

I’m sorry, sir, you appear to have questions at this time.

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

We do have questions?

Operator

Yes, sir.

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

Okay. Well, we will take them in the order that they’ve been received.

Operator

Okay, sir, and your first question comes from the line of Jason Gold of Aurarian Capital. Please proceed.

Jason Gold - Aurarian Capital - Analyst

Hi, guys.

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

Hi, Jason.

Jason Gold - Aurarian Capital - Analyst

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Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

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Nov. 12. 2007 / 4:30PM, CAMH.OB - Q3 2007 Cambridge Heart, Inc. Earnings Conference Call

Ali Haghighi-Mood - Cambridge Heart, Inc. - EVP COO & CTO

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Operator

And your next question comes from Debjit Chattopadhyay of Boenning & Scattergood. Please proceed.

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

Hi, Debjit.

Debjit Chattopadhyay - Boenning & Scattergood - Analyst

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Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

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Ali Haghighi-Mood - Cambridge Heart, Inc. - EVP COO & CTO

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Debjit Chattopadhyay - Boenning & Scattergood - Analyst

Operational question. Are (inaudible) now closing sales or do you still lead Cambridge Heart sales reps to go on close of sales?

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

Well, the St. Jude’s sales reps have been able to open the door and complete the sales cycle about 80% of the way and the Cambridge Heart sales reps have had to take the ball from there and close the sale and in the last quarter together we sold around 60 Heartwave Systems, bringing the the total install base up to 750 and we continue to work with St. Jude, so that they can take ownership of the entire sales process.

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Nov. 12. 2007 / 4:30PM, CAMH.OB - Q3 2007 Cambridge Heart, Inc. Earnings Conference Call

Debjit Chattopadhyay - Boenning & Scattergood - Analyst

Do you think that’s going to translate into (inaudible) in this quarter or it’s going to flow over into the next year?

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

Well, we strongly believe that sales are going to accelerate in 2008.

Debjit Chattopadhyay - Boenning & Scattergood - Analyst

How many sales reps do you currently have and how many sales reps and how many clinical reps?

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

Right now we have 12 sales reps and 14 clinical application specialists.

Debjit Chattopadhyay - Boenning & Scattergood - Analyst

Now, is that 14 going to go on to 30 by the end of the year or —

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

The 14 is not going to go on to 30 by the end of the year. We’ve been able to reduce that requirement with St. Jude and we feel comfortable that the 14 that we have now is probably the right number through the end of this year.

Debjit Chattopadhyay - Boenning & Scattergood - Analyst

How long is the current sale cycle and how does it compare with, you know, before the St. Jude agreement?

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

You know, that’s a good question. The sales cycle can take anywhere between one or two calls and it could take three to four months and we have a significant number of targets of cardiologists and electrophysiologists around the country. We’re work them all very rigorously and, you know, there’s not a set cycle. I wish there was, but sometimes you can close a sale very quickly and sometimes it takes a lot longer. So, you know, we’re working on both sides to close it as fast as we can.

Debjit Chattopadhyay - Boenning & Scattergood - Analyst

The 2.67 million revenue, does that have any minimums from St. Judes and if not, you know, I mean we were under the impression that there are minimums that St. Jude has to meet and if not, there is some kind of penalty. Does this number include some — is that the minimum or could you just elaborate on that?

FINAL TRANSCRIPT

Nov. 12. 2007 / 4:30PM, CAMH.OB - Q3 2007 Cambridge Heart, Inc. Earnings Conference Call

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

There are minimums. There’s minimums through March of 2008 and then they’re annual after that and the minimums right now have been met, but they accelerate in 2008, but we can’t comment on the number.

Debjit Chattopadhyay - Boenning & Scattergood - Analyst

Final question, international sales, any way you can round that up because just going by the number of international publications (inaudible), looks like there is an acceptability out there and also here?

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

Well we’ve been focused primarily on domestic sales the last six months. I’ll let Ali comment on international.

Ali Haghighi-Mood - Cambridge Heart, Inc. - EVP COO & CTO

We have started to look into different market in Europe, Japan and other places around the globe and we see some opportunities there, and we’ll update you when we have agreements signed with major players to distribute our product in Europe and Japan.

Debjit Chattopadhyay - Boenning & Scattergood - Analyst

Thank you.

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

Thanks, Debjit.

Operator

(OPERATOR INSTRUCTIONS) And your next question comes from the line of Rafael Tejada of Leerink Swann. Please proceed.

Rafael Tajada - Leerink Swann - Analyst

Hi, guys, thank you for taking the call. This is Rafael Tejada.

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

Hi, Rafael.

Rafael Tajada - Leerink Swann - Analyst

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FINAL TRANSCRIPT

Nov. 12. 2007 / 4:30PM, CAMH.OB - Q3 2007 Cambridge Heart, Inc. Earnings Conference Call

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

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Rafael Tajada - Leerink Swann - Analyst

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Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

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Rafael Tajada - Leerink Swann - Analyst

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Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

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Ali Haghighi-Mood - Cambridge Heart, Inc. - EVP COO & CTO

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Rafael Tajada - Leerink Swann - Analyst

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Ali Haghighi-Mood - Cambridge Heart, Inc. - EVP COO & CTO

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FINAL TRANSCRIPT

Nov. 12. 2007 / 4:30PM, CAMH.OB - Q3 2007 Cambridge Heart, Inc. Earnings Conference Call

Rafael Tajada - Leerink Swann - Analyst

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Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

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Rafael Tajada - Leerink Swann - Analyst

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Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

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Rafael Tajada - Leerink Swann - Analyst

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Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

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Operator

Your next question comes from the line of Jack Ohwena of Morpheus Investment. Please proceed.

Jack Ohwena - Morpheus Investment - Analyst

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Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

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Vincenzo LiCausi - Cambridge Heart, Inc. - CFO

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FINAL TRANSCRIPT

Nov. 12. 2007 / 4:30PM, CAMH.OB - Q3 2007 Cambridge Heart, Inc. Earnings Conference Call

Jack Ohwena - Morpheus Investment - Analyst

Okay. And I have another question. In your report you reported higher losses this quarter and can you explain why the higher losses this quarter?

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

Okay. Vincenzo, why don’t you handle that.

Vincenzo LiCausi - Cambridge Heart, Inc. - CFO

Sure. Higher losses relative to the prior quarter?

Jack Ohwena - Morpheus Investment - Analyst

Yes.

Vincenzo LiCausi - Cambridge Heart, Inc. - CFO

Or the prior —

Jack Ohwena - Morpheus Investment - Analyst

Overall. It was for prior and all over year.

Vincenzo LiCausi - Cambridge Heart, Inc. - CFO

Yes, well, we had some additional expenses this quarter related to selling costs partly associated to the relationship with St. Jude Medical as they are partnering in our co-marketing and selling efforts. So, partly attributable to that fact and we’ve also had some additional expenses related to G&A as we hire new individuals on board, the expansion of our clinical applications group contributed to the additional loss.

Jack Ohwena - Morpheus Investment - Analyst

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Vincenzo LiCausi - Cambridge Heart, Inc. - CFO

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FINAL TRANSCRIPT

Nov. 12. 2007 / 4:30PM, CAMH.OB - Q3 2007 Cambridge Heart, Inc. Earnings Conference Call

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

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Operator

And you have no further questions at this time, gentlemen.

Robert Khederian - Cambridge Heart, Inc. - Chairman & Chief Interim Executive Officer

Okay. So, you know, there was something that Ali said I just want to stress again, that we do not believe that the outcome of any single study will significantly affect the recognized value of MTWA technology and with that I’d just like to thank everybody for calling in today and we look forward to talking to you around the middle of February of 2008 with our year-end results.

Operator

Ladies and gentlemen, thank you for your participation in today’s conference. This concludes the presentation. You may now disconnect. Have a good day.